EXHIBIT 10.4

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                            INDEMNIFICATION AGREEMENT


                                      among


                       FINANCIAL SECURITY ASSURANCE INC.,

                                    EMERGENT
                               (as defined herein)

               PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION

                                       and

                       PRUDENTIAL SECURITIES INCORPORATED





                            Dated as of March 1, 1996

                     Emergent Auto Receivables Trust 1996-A
               6.55% Auto Receivables Backed Certificates, Class A
                                   $14,496,000

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                            INDEMNIFICATION AGREEMENT

     INDEMNIFICATION AGREEMENT dated as of March 1, 1996, among FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), Emergent Group, Inc. ("Emergent Parent"), The Loan Pro$, Inc. ("Loan Pro$"), Premier Financial Services, Inc. ("Premier"), Emergent Auto Holdings Corp. (Emergent Parent, Loan Pro$, Premier and Emergent Auto Holdings Corp., collectively, "Emergent"), PRUDENTIAL
SECURITIES SECURED FINANCING CORPORATION (the "Depositor") and PRUDENTIAL SECURITIES INCORPORATED (the "Underwriter"):

     Section 1. Definitions. For purposes of this Agreement, the following terms shall have the meanings provided below:

     "Agreement" means this Indemnification Agreement, as amended from time to time.

     "Depositor Party" means any of the Depositor, its parent, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Securities Act) of any of the foregoing.

     "Emergent Party" means any company comprising Emergent, its respective corporate parents, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Securities Act) of any of the foregoing.

     "Federal Securities Laws" means the Securities Act, the Securities Exchange Act of 1934, the Trust Indenture Act of 1939, the Investment Company Act of 1940, the Investment Advisers Act of 1940 and the Public Utility Holding Company Act of 1935, each as amended from time to time, and the rules and regulations in effect from time to time under such Act.

     "Financial Security Agreements" means this Agreement, the Stock Pledge Agreement, the Spread Account Agreement and the Insurance Agreement.

     "Financial Security Information" has the meaning provided in Section 2(g) hereof.

     "Financial Security Party" means any of Financial Security, its parent, subsidiaries and affiliates, and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Securities Act) of any of the foregoing.

     "Indemnified Party" means any party entitled to any indemnification pursuant to Section 5 hereof.

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     "Indemnifying  Party" means any party  required to provide  indemnification pursuant to Section 7 hereof.

     "Insurance Agreement" means the Insurance and Indemnity Agreement, dated as of March 1, 1996, among Financial Security, Emergent and the Depositor.

     "Losses" means (a) any actual  out-of-pocket  damages incurred by the party entitled to indemnification or contribution hereunder, (b) any actual out-of-pocket costs or expenses incurred by such party, including reasonable fees or expenses of its counsel and other expenses incurred in connection with investigating or defending any claim, action or other proceeding which entitle such party to be indemnified hereunder (subject to the limitations set forth in Section 7 hereof), to the extent not paid, satisfied or reimbursed from funds provided by any other Person other than an affiliate of such party (provided that the foregoing shall not create or imply any obligation to pursue recourse against any such other Person), plus (c) interest on the amount paid by the party entitled to indemnification or contribution from the date of such payment to the date of payment by the party who is obligated to indemnify or contribute hereunder at the statutory rate applicable to judgments for breach of contract.

     "Offering Document" means the Prospectus Supplement dated March 25, 1996 in respect of the Securities, which Prospectus Supplement supplements the Prospectus dated December 2, 1994, and any other material or documents delivered by the Underwriter to any Person in connection with the offer or sale of the Securities.

     "Person" means any individual, partnership, joint venture, corporation, trust, unincorporated organization or other organization or entity (whether governmental or private).

     "Policy" means the financial guaranty insurance policy number 50450-N delivered by Financial Security with respect to the Securities.

     "Registration Statement" means the Registration Statement (No. 33-84918) on Form S-3 and all amendments thereto.

     "Securities" means the Emergent Auto Receivables Trust 1996-A 6.55% Asset Backed Certificates, Class A, described in the Offering Document and covered by the Policy.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Spread Account Agreement" means the Master Spread Account Agreement dated as of March 1, 1996 among the Emergent Companies, Emergent Auto Holdings Corp., Bankers Trust Company,





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as Trustee and as Spread Account Trustee and Financial Security, as the same may be amended, supplemented or otherwise modified in accordance with the terms thereof.

     "State Securities Laws" means any state, local or foreign statute, and any rule or regulation thereunder, regulating (i) transactions and dealings in securities, (ii) any Person or entity engaging in such transactions or advising with respect to securities or (iii) investment companies.

     "Stock Pledge Agreement" means the Stock Pledge Agreement, dated as of March 1, 1996, among Emergent, Financial Security and Bankers Trust Company.

     "Underwriter" means Prudential Securities Incorporated.

     "Underwriter Information" has the meaning provided in Section 3(c) hereof.

     "Underwriter Party" means the Underwriter and its parents, subsidiaries and
affiliates  and  any  shareholder,   director,   officer,   employee,  agent  or
"controlling person" (as such term is used in the Act) of any of the foregoing.

     "Underwriting Agreement" means the Agreement between the Depositor and the Underwriter with respect to the sale of the Securities dated March 25, 1996.

     Section  2.  Representations,   Warranties   and  Agreements  of  Financial
Security. Financial Security represents, warrants and agrees with the parties hereto as follows:

          (a) Organization, Etc. Financial Security is a stock insurance company duly organized, validly existing and authorized to transact financial guaranty insurance business under the laws of the State of New York.

          (b)  Authorization,   Etc.  The  Policy  and  the  Financial  Security
     Agreements have been duly authorized, executed and delivered by Financial Security.

          (c) Validity, Etc. The Policy and the Financial Security Agreements constitute valid and binding obligations of Financial Security, enforceable against Financial Security in accordance with their terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, rehabilitation, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy or insolvency of Financial Security and to the application





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     of general principles of equity and subject, in the case of this Agreement,
     to  principles  of  public  policy   limiting  the  right  to  enforce  the
     indemnification provisions contained herein.

          (d)   Exemption   From   Registration.   The  Policy  is  exempt  from
     registration under the Securities Act.

          (e) No Conflicts. Neither the execution or delivery by Financial Security of the Policy or the Financial Security Agreements, nor the performance by Financial Security of its obligations thereunder, will conflict with any provision of the certificate of incorporation or the bylaws of Financial Security nor result in a breach of, or constitute a default under, any material agreement or other instrument to which Financial Security is a party or by which any of its property is bound nor violate any judgment, order or decree applicable to Financial Security of any governmental or regulatory body, administrative agency, court or arbitrator having jurisdiction over Financial Security (except that, in the published opinion of the Securities and Exchange Commission, the indemnification provisions of this Agreement, insofar as they relate to indemnification for liabilities arising under the Securities Act, are against public policy as expressed in the Securities Act and are therefore unenforceable).

          (f) Financial Information. The consolidated balance sheet of Financial Security as of December 31, 1994 and the related consolidated statement of income, changes in shareholder's equity and cash flows for the fiscal year then ended and the interim consolidated balance sheet of Financial Security as of September 30, 1995, and the related statements of income, changes in shareholder's equity and cash flows for the interim period then ended, incorporated in the Offering Document by reference to the documents filed by Financial Security Assurance Holdings Ltd. pursuant to Section 13(a), 14 or 15(d) of the Securities Act of 1934, as amended, fairly present in all material respects the financial condition of Financial Security as of such dates and for such periods in accordance with generally accepted accounting principles consistently applied (subject as to interim statements to normal year-end adjustments) and since the date of the most current interim consolidated balance sheet referred to above there has been no change in the financial condition of Financial Security which would materially and adversely affect its ability to perform its obligations under the Policy.






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          (g) Financial  Security  Information.  The information in the Offering
     Document set forth under the captions "The Certificate Insurer" (as revised from time to time in accordance with the provisions hereof, the "Financial Security Information") is limited and does not purport to provide the scope of disclosure required to be included in a prospectus with respect to a registrant in connection with the offer and sale of securities of such registrant registered under the Securities Act. Within such limited scope of disclosure, however, as of the date of the Offering Document and as of the date hereof, the Financial Security Information does not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

          (h) Additional Information. Financial Security will furnish to the Underwriter, Emergent or the Depositor, upon request of the Underwriter, Emergent or the Depositor, as the case may be, copies of Financial Security's most recent financial statements (annual or interim, as the case may be) which fairly present in all material respects the financial condition of Financial Security as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied except as noted therein (subject, as to interim statements, to normal year-end adjustments). In addition, if the delivery of an Offering Document relating to the Securities is required at any time prior to the expiration of nine months after the time of issue of the Offering Document in connection with the offering or sale of the Securities, the Depositor, Emergent or the Underwriter will notify Financial Security of such requirement to deliver an Offering Document and Financial Security will promptly provide the Depositor, Emergent or the Underwriter with any revisions to the Financial Security Information that are in the judgment of Financial Security necessary to prepare an amended Offering Document or a supplement to the Offering Document.

          (i) Opinion of Counsel. Financial Security will furnish to the Depositor, Emergent and the Underwriter on the closing date for the sale of the Securities an opinion of its Assistant General Counsel, to the effect set forth in Exhibit A attached hereto, dated such closing date and addressed to the Depositor, Emergent and the Underwriter.






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          (j)  Consents  and  Reports  of  Independent  Accountants.   Financial
     Security will furnish to the Depositor, Emergent and the Underwriter, upon request, as comfort from its independent accountants in respect of its financial condition, (i) at the expense of the Person specified in the Insurance Agreement, a copy of the Offering Document, including either a manually signed consent or a manually signed report of Financial Security's independent accountants and (ii) the quarterly review letter by Financial Security's independent accountants in respect of the most recent interim financial statements of Financial Security.

Nothing in this Agreement shall be construed as a representation or warranty by Financial Security concerning the rating of its claims-paying ability by Moody's Investors Service, Inc. or Standard & Poor's Corporation or any other rating agency (collectively, the "Rating Agencies"). The Rating Agencies, in assigning such ratings, take into account facts and assumptions not described in the Offering Document and the facts and assumptions which are considered by the Rating Agencies, and the ratings issued thereby, are subject to change over time.

     Section 3. Representations, Warranties and Agreements of the Underwriter. The Underwriter represents, warrants and agrees with the other parties hereto as follows:

          (a) Compliance With Laws. The Underwriter will comply in all material respects with all legal requirements in connection with offers and sales of the Securities and make such offers and sales in the manner provided in the Offering Document.

          (b) Offering Document. The Underwriter will not use, or distribute to other broker-dealers for use, any Offering Document in connection with the offer and sale of the Securities unless such Offering Document includes such information as has been furnished by Financial Security for inclusion therein and the information therein concerning Financial Security has been approved by Financial Security in writing. Financial Security hereby consents to the Financial Security Information included in the Offering Document and the financial statements of Financial Security incorporated by reference therein. Each Offering Document will include the following statement:

          "The Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law".






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          Each Offering Document including financial information with respect to
          Financial Security prepared in accordance with generally accepted accounting principles will include the following statement immediately
          preceding   such   financial   information   (unless  such   financial
          information is incorporated by reference):

               "The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York
               Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations."

          (c) Underwriting Information. All material provided by the Underwriter for inclusion in the Offering Document (as revised from time to time, the "Underwriter Information"), insofar as such information relates to the Underwriter, is true and correct in all material respects. In respect of the Offering Document, the Underwriter Information is limited to the information set forth under the caption "Underwriting" in the Offering Document.

     Section 4. Representations, Warranties and Agreements of the Depositor. The Depositor represents, warrants and agrees with respect to itself as follows:

          (a) The offer and sale of the Securities comply in all material respects with all requirements of law, including all applicable securities laws.

          (b) Without limitation of the representation set forth in (a) above, the Registration Statement and the Offering Document do not contain any untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided that no representation is made with respect to (i) the Underwriter Information and (ii) the Financial Security Information.

     Section 5. Indemnification.






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          (a)  Financial  Security  agrees,  upon the terms and  subject  to the conditions provided herein, to indemnify, defend and hold harmless each Depositor Party, each Emergent Party and each Underwriter Party against (i) any and all Losses incurred by them with respect to the offer and sale of the Securities and resulting from Financial Security's breach of any of its representations, warranties or agreements set forth in Section 2 hereof and
     (ii) any and all Losses to which any  Depositor  Party,  Emergent  Party or
     Underwriter  Party  may  become  subject,   under  the  Securities  Act  or
     otherwise, insofar as such Losses arise out of or result from an untrue statement of a material fact contained in any Offering Document or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in the Financial Security Information included therein in accordance with the provisions hereof.

          (b) The Underwriter agrees, upon the terms and subject to the conditions provided herein, to indemnify, defend and hold harmless each Financial Security Party, each Emergent Party and each Depositor Party against (i) any and all Losses incurred by them with respect to the offer and sale of the Securities and resulting from the Underwriter's or any Depositor Party's or Underwriter Party's breach of any of its representations, warranties or agreements set forth in Section 3 hereof and
     (ii) any and all Losses to which any Financial Security Party may become subject, under the Securities Act or otherwise, insofar as such Losses arise out of or result from an untrue statement of a material fact contained in any Offering Document or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in the Underwriter Information included therein and to the extent of any fee paid to Prudential Securities Incorporated by the Depositor under the Underwriting Agreement.

          (c) Upon the incurrence of any Losses for which a party is entitled to indemnification hereunder, the Indemnifying Party shall reimburse the Indemnified Party promptly upon establishment by the Indemnified Party to the Indemnifying Party of the Losses incurred.

     Section 6. Indemnification Procedures. Except as provided below in Section 7 with respect to contribution, the indemnification provided herein by an





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Indemnifying  Party  shall be the  exclusive  remedy of any and all  Indemnified
Parties for the breach of a representation, warranty or agreement hereunder by an Indemnifying Party; provided, however, that each Indemnified Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach and in the case of a breach by Prudential Securities Incorporated, to the extent that damages sought to be recovered do not exceed the fee paid to Prudential Securities Incorporated by the Depositor under the Underwriting Agreement. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle an Indemnified Party to be indemnified under this Agreement, such party shall give the Indemnifying Party written or telegraphic notice of such action or claim reasonably promptly after receipt of written notice thereof. The Indemnifying Party shall be entitled to participate in and, upon notice to the Indemnified Party, assume the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Indemnified Party; provided, however, that the fees and expenses of such separate counsel shall be at the expense of the Indemnifying Party if (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding and employ counsel satisfactory to the Indemnified Party in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that (A) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party and
(B) the representation of the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate or contrary to prudent practice (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Depositor Parties, one such firm for all Emergent Parties, one such firm for all Underwriter Parties, and one such firm for all Financial Security Parties, as the case may be, which firm shall be designated in writing by the Depositor in respect of the Depositor Parties, by Emergent in respect of the Emergent





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Parties,  by the  Underwriter  in respect  of the  Underwriter  Parties,  and by
Financial  Security  in  respect  of  the  Financial   Security  Parties).   The
Indemnifying Party shall not be liable for any settlement of any such claim or action unless the Indemnifying Party shall have consented thereto or be in default in its obligations hereunder. Any failure by an Indemnified Party to comply with the provisions of this Section shall relieve the Indemnifying Party of liability only if such failure is prejudicial to the position of the Indemnifying Party and then only to the extent of such prejudice.

     Section 7. Contribution.

     (a) To provide for just and equitable contribution if the indemnification provided by any Indemnifying Party is determined to be unavailable for any Indemnified Party (other than due to application of this Section), each Indemnifying Party shall contribute to the Losses arising from any breach of any of its representations, warranties or agreements contained in this Agreement on the basis of the relative fault of each of the parties as set forth in Section 7(b) below; provided, however, that an Indemnifying Party shall in no event be required to contribute to all Indemnified Parties an aggregate amount in excess of the Losses incurred by such Indemnified Parties resulting from the breach of representations, warranties or agreements contained in this Agreement.

     (b) The relative fault of each Indemnifying Party, on the one hand, and of each Indemnified Party, on the other, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any representations, warranties or agreements contained in this Agreement relates to information supplied by, or action within the control of, the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

     (c) The parties agree that Financial Security shall be solely responsible for the Financial Security Information and the financial statements of Financial Security incorporated by reference in the Offering Document, the Underwriter shall be solely responsible for the Underwriter Information therein, the Emergent Companies shall be solely responsible for the information provided by the Emergent Companies for inclusion therein under the captions "The Servicer and The Originators" and "The Receivables" and that the balance of each Offering Document shall be the responsibility of the Depositor (other than the information provided by the Trustee for inclusion therein under the caption "The Trustee").

     (d) Notwithstanding anything in this Section 6 to the contrary (i) the Underwriter Party shall not be required to contribute an amount in excess of the fee paid to Prudential





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Securities  Incorporated  by the Depositor under the  Underwriting  Agreement in respect of any breach by the Underwriter of its representations or warranties contained in Section 3 hereof, and (ii) Financial Security shall not be required to contribute an amount in excess of the amount by which the total premiums received by Financial Security exceeds the amount of any damages that Financial Security has otherwise been required to pay in respect of any breach by Financial Security of its representations or warranties contained in Section 2 hereof.

     (e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (f) Upon the incurrence of any Losses entitled to contribution hereunder, the contributor shall reimburse the party entitled to contribution promptly upon establishment by the party entitled to contribution to the contributor of the Losses incurred.

     Section 8. Miscellaneous.

     (a) Notices. All notices and other communications provided for under this Agreement shall be delivered to the address set forth below or to such other address as shall be designated by the recipient in a written notice to the other party or parties hereto:

     If to Financial Security:

      Financial Security Assurance Inc.
      350 Park Avenue New York, New York 10022
      Attention: Surveillance Department
      Re: Emergent Auto Receivables Trust, 6.55% Auto Receivables Backed Certificates, Series 1996-A
      Confirmation: (212) 826-0100
      Facsimile Nos. : (212) 339-3518,
                       (212) 339-3529

      (in each case in which notice or other communication to Financial Security refers to an Event of Default, a claim on the Policy or with respect to which failure on the part of Financial Security to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the General Counsel and the Head-Financial Guaranty Group and shall be marked to indicate "URGENT MATERIAL ENCLOSED.")






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      If to the Depositor:

      Prudential Securities Secured
        Financing Corporation
      One New York Plaza
      New York, New York  10292
      Telephone:  (212) 778-4114

      If to the Underwriter:

      Prudential Securities Incorporated
      One New York Plaza, 15th Floor
      New York, New York  10292

      If to Emergent:

      Emergent Group, Inc.
      15 South Main Street, Suite 750
      Greenville, South Carolina  29601

     (b) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     (c) Assignments. This Agreement may not be assigned by any party without the express written consent of each other party. Any assignment made in violation of this Agreement shall be null and void.

     (d) Amendments. Amendments of this Agreement shall be in writing signed by each party hereto.

     (e) Survival, Etc. The indemnity and contribution agreements contained in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Indemnifying Party, (ii) the issuance of the Securities or (iii) any termination of this Agreement or the Policy. The indemnification provided in this Agreement will be in addition to any liability which the parties may otherwise have and shall in no way limit any obligations of the parties to the Placement Agent or the Insurance Agreement.

     (f) Counterparts. This Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.


                                              FINANCIAL SECURITY ASSURANCE INC.

                                              By:/s/ Bryan Townsend
                                                 --------------------------
                                                 Name:  Bryan Townsend
                                                 Title: Managing Director


                                              EMERGENT GROUP, INC.

                                              By:/s/ Kevin Mast
                                                 --------------------------
                                                 Name:  Kevin J. Mast
                                                 Title: Treasurer


                                              THE LOAN PRO$, INC.

                                              By:/s/ Kevin Mast
                                                 --------------------------
                                                 Name:  Kevin J. Mast
                                                 Title: CFO/Treasurer


                                              PREMIER FINANCIAL SERVICES, INC.

                                              By:/s/ Kevin Mast
                                                 --------------------------
                                                 Name:  Kevin J. Mast
                                                 Title: CFO/Treasurer

                                              EMERGENT AUTO HOLDINGS CORP.

                                              By:/s/ Kevin Mast
                                                 --------------------------
                                                 Name:  Kevin Mast
                                                 Title: Vice President/Treasurer


                                              PRUDENTIAL SECURITIES SECURED
                                              FINANCING CORPORATION

                                              By:/s/ Glen Stein
                                                 --------------------------
                                                 Name:  Glen Stein
                                                 Title: Vice President


                                              PRUDENTIAL SECURITIES INCORPORATED

                                              By:/s/ Glen Stein
                                                 --------------------------
                                                 Name:  Glen Stein
                                                 Title: Vice President

                                    EXHIBIT A

                      OPINION OF ASSISTANT GENERAL COUNSEL

Based upon the foregoing, I am of the opinion that:

     1. Financial Security is a stock insurance company duly organized, validly existing and authorized to transact financial guaranty insurance business under the laws of the State of New York.

     2. The Policy and the Financial Security Agreements have been duly authorized, executed and delivered by Financial Security.

     3. The Policy and the Financial Security Agreements constitute valid and binding obligations of Financial Security, enforceable against Financial Security in accordance with their terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, rehabilitation, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy or insolvency of Financial Security and to the application of general principles of equity and subject, in the case of the Indemnification Agreement, to principles of public policy limiting the right to enforce the indemnification provisions contained therein insofar as they relate to indemnification for liabilities arising under applicable securities laws.

     4. The Policy is exempt from registration under the Securities Act of 1933, as amended (the "Act").

     5. Neither the execution or delivery by Financial Security of the Policy or the Financial Security Agreements, nor the performance by Financial Security of its obligations thereunder, will conflict with any provision of the certificate of incorporation or the bylaws of Financial Security or violate any law or regulation, which violation would impair the binding effect or enforceability of the Policy or any of the Agreements or, to the best of my knowledge (after due inquiry), result in a breach of, or constitute a default under, any agreement or other instrument to which Financial Security is a party or by which it or any of its property is bound or, to the best of my knowledge (after due inquiry), violate any judgment, order or decree applicable to Financial Security of any governmental or regulatory body, administrative agency, court or arbitrator having jurisdiction over Financial Security (except that in the published opinion of the Securities and Exchange Commission the indemnification provisions of the Indemnification Agreement, insofar as they relate to indemnification for liabilities arising under the Act, are against public policy as expressed in the Act and are therefore unenforceable).

     In addition, please be advised that I have reviewed the description of Financial Security under the caption "The Certificate Insurer" in the Prospectus Supplement dated March 25, 1996 which supplements the Prospectus dated December 2, 1994, of the Depositor (the "Offering Document") with respect to the Securities. The information provided in the Offering Document with respect to Financial Security is limited and does not purport to provide the scope of disclosure required to be included in a prospectus with respect to a registrant under the Act in connection with the public offer and sale of securities of such registrant. Within such limited scope of disclosure, however, there has not come to my attention any information which would cause me to believe that the description of Financial Security referred to above, as of the date of the Offering Document or as of the date of this opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that I express no opinion with respect to any financial statements or other financial information contained or incorporated by reference therein).